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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report: December 3, 1997                Commission File No. 0-27352
                ----------------                                    -------
(Date of earliest event reported)



                                 HYBRIDON, INC.
                                 --------------
             (Exact name of registrant as specified in its Charter)


          Delaware                                       04-3072298
          --------                                       ----------
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)


620 Memorial Drive, Cambridge, Massachusetts               02139
--------------------------------------------               -----
(Address of principal executive offices)                 (Zip Code)



                                 (617) 528-7000
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On December 3, 1997, Hybridon, Inc. (the "Company") issued a press release announcing that, effective as of the close of business on December 2, 1997, the Company's Common Stock was delisted from the Nasdaq National Market and that the Company's Common Stock would be quoted on the OTC Bulletin Board under the symbol "HYBN" commencing on December 3, 1997. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. EXHIBITS

99.1 Press release dated December 3, 1997.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: December 3, 1997              HYBRIDON, INC.


                                     /s/ E. Andrews Grinstead, III
                                     ---------------------------------------
                                     E. Andrews Grinstead, III
                                     Chairman, President and Chief Executive
                                     Officer
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                               INDEX TO EXHIBITS




Exhibit
  No.              Description
-------            -----------

  99.1        Press release dated December 3, 1997.